UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12333 West Olympic Boulevard
Los Angeles, California	90064-1021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On July 27, 2004, Teledyne Technologies Incorporated (“Teledyne”) appointed Simon M. Lorne to its Board of Directors as a Class I Director for a term expiring at the 2006 Annual Meeting of Stockholders. Since March 2004, Mr. Lorne, age 58, has served as the Vice Chairman and Chief Legal Officer of Millennium Partners L.P., a hedge fund. From March 1999 to March 2004, Mr. Lorne was a partner with Munger Tolles & Olson, LLP, a law firm whose services Teledyne has from time to time used. Mr. Lorne will serve on both the Audit Committee and the Nominating and Governance Committee of Teledyne.

The Press Release issued by Teledyne on July 28, 2004 is attached as an exhibit and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 — Press Release issued by Teledyne Technologies Incorporated.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
	By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Dated: July 28, 2004		Vice President and Chief Financial Officer

EXHIBIT INDEX

Description

Exhibit 99.1 — Press Release issued by Teledyne Technologies Incorporated.